                                                                  EXHIBIT 10 (h)

                       COMPENSATION COMMITTEE RESOLUTIONS

                                 AUGUST 15, 2001

                                       RE:
            FIRST AMENDMENT TO THE HUNTINGTON BANCSHARES INCORPORATED
                     2001 STOCK AND LONG-TERM INCENTIVE PLAN

      WHEREAS, the Board of Directors of Huntington Bancshares Incorporated (the "Corporation") previously adopted and established The Huntington Bancshares Incorporated 2001 Stock and Long-Term Incentive Plan (the "2001 Plan") which provides for the grant to eligible employees of the Corporation or its subsidiaries of options to purchase shares of common stock, without par value, of the Corporation, grants of restricted stock and grants and payments of other long-term performance awards pursuant to the terms of the 2001 Plan;

      WHEREAS, Article 2.2 of the 2001 Plan currently defines "Award Agreement" as an agreement entered into by the Corporation and a participant setting forth the terms and provisions applicable to Awards granted under the 2001 Plan;

      WHEREAS, Article 14.1 of the 2001 Plan provides that this Committee may at any time and from time to time amend the 2001 Plan;

      WHEREAS, this Committee, for reasons of administrative efficiency, deems it desirable and in the best interests of the Corporation, effective August 15, 2001, to amend Article 2.2 of the 2001 Plan to eliminate the requirement that a participant enter into an Award Agreement with the Corporation.

      NOW, THEREFORE, BE IT RESOLVED, that, effective August 15, 2001, Article
2.2 of the 2001 Plan shall be amended to reflect the elimination of the requirement that a participant enter into an Award Agreement with the Corporation and that the First Amendment to the 2001 Plan, as presented to this Committee and as indicated on Exhibit A attached hereto, be, and hereby is, adopted and approved.

      FURTHER RESOLVED, that the proper officers of the Corporation are authorized to take such actions or make such findings as determined, in their discretion, to be necessary or beneficial to effectuate these Resolutions.

                                   EXHIBIT A

            FIRST AMENDMENT TO THE HUNTINGTON BANCSHARES INCORPORATED
                     2001 STOCK AND LONG-TERM INCENTIVE PLAN

            Effective August 15, 2001, Article 2.2 of the Huntington Bancshares Incorporated 2001 Stock and Long-Term Incentive Plan is hereby amended and restated in its entirety to read as follows:

            2.2 "Award Agreement" means a written statement prepared by the Corporation setting forth the terms and provisions applicable to Awards granted under this Plan.